UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 1, 2025, Phillips Edison & Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (i) elected all ten directors to serve until the annual meeting in 2026 and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iii) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2025. The final voting results are below.
Proposal 1: Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey S. Edison	92,289,450	2,222,357	98,456	14,178,302
Leslie T. Chao	92,342,796	2,155,468	111,999	14,178,302
Elizabeth O. Fischer	93,311,341	1,194,350	104,572	14,178,302
Devin I. Murphy	93,934,967	563,122	112,174	14,178,302
Stephen R. Quazzo	93,544,097	955,436	110,730	14,178,302
Jane E. Silfen	94,035,861	435,161	139,241	14,178,302
John A. Strong	93,395,417	1,100,811	114,035	14,178,302
Anthony E. Terry	94,383,756	113,205	113,302	14,178,302
Parilee E. Wang	93,934,710	563,757	111,796	14,178,302
Gregory S. Wood	94,374,352	117,737	118,174	14,178,302
Proposal 2: Say-on-Pay

For	Against	Abstain	Broker Non-Votes
90,978,361	3,177,444	454,458	14,178,302
Proposal 3: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
107,647,890	962,921	177,754	N/A
Item 7.01 Regulation FD Disclosure.
The Board approved distributions for May, June, and July 2025 to its stockholders of record at the close of business on May 16, 2025; June 16, 2025; and July 15, 2025, respectively, equal to a monthly amount of $0.1025 per share. The Company’s May, June, and July 2025 distributions are expected to be made on or around June 3, 2025; July 1, 2025; and August 1, 2025, respectively. Operating partnership unit holders receive distributions at the same rate as common stockholders, subject to the required tax withholding.
On May 1, 2025, the Company issued a press release announcing the declaration of the May, June, and July 2025 distributions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.
Item  9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 1, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: May 1, 2025	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)